UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2019

RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
0-32113	(State or Other Jurisdiction of Incorporation)	33-0832424
(Commission File Number)		(I.R.S. Employer Identification No.)

17101 Armstrong Avenue Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)
(714) 430-6400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RECN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders of the Company was held on October 15, 2019.  Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors.  The stockholders elected the following three directors to hold office for a three-year term expiring at the 2022 annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Votes

Anthony C. Cherbak	25,516,938	392,568	4,255	2,883,244
Neil F. Dimick	22,770,740	3,138,620	4,401	2,883,244
Kate W. Duchene	25,551,981	357,661	4,119	2,883,244

Approval of the 2019 Employee Stock Purchase Plan.  The stockholders voted to approve the Company’s 2019 Employee Stock Purchase Plan.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
25,386,032	524,456	3,273	2,883,244

Appointment of RSM US LLP as Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of  RSM US LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,240,607	554,116	2,282	-

Advisory Vote on Named Executive Officer Compensation.  The stockholders voted to approve, on an advisory basis, the named executive officer compensation described in the proxy statement for the annual meeting of stockholders.  The voting results were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
25,139,165	706,499	68,097	2,883,244

Item 8.01	Other Events.

On October 15, 2019, the Board of the Company declared a regular quarterly dividend of $0.14 per share on the Company’s common stock.  The dividend is payable on December 10, 2019, to shareholders of record on November 12, 2019 (with an ex-dividend date of November 10, 2019).  The Company’s Board will assess and approve future dividends quarterly.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release entitled “Resources Global Professionals Announces Quarterly Dividend Payment Date,” issued October 17, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
RESOURCES CONNECTION, INC.

October 17, 2019	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Chief Executive Officer